Exhibit 10.1(a)

                      AMENDMENT TO SHARE EXCHANGE AGREEMENT

      THIS AMENDMENT to the Share Exchange Agreement (the "Agreement") entered into on August 12, 1998, by and between EXECUTONE Information Systems, Inc., a Virginia corporation ("Executone"), Unistar Gaming Corp., a Delaware corporation and wholly-owned subsidiary of Executone ("Unistar"), and Watertone Holdings, L.P., Cooper Life Sciences, Inc., John C. Shaw, Richard Bartlett, Jerry M. Seslowe, 10-26 S. William St. Associates, Louis K. Adler and Resource Holdings Associates (together, the "Shareholders") is entered into as of this 22nd day of December, 1998.

      In accordance with the provisions of Section 8.2 of Article VIII of the Agreement, the parties hereto agree to amend the Agreement as follows:

      1. In the introductory paragraph of the Agreement, the name "Watertone, L.P." is deleted and the name "Watertone Holdings, L.P." is substituted therefor.

      2. In the line 1 of the chart following Paragraph A of the "RECITALS" section of the Agreement, the name "Watertone, L.P." is deleted and the name "Watertone Holdings, L.P." is substituted therefor.

      3. Paragraphs B, C and D of the "RECITALS" section of the Agreement are deleted, and the following are substituted therefor:

      B Executone intends to terminate Executone's ownership of Unistar by the exchange of its shares of common stock of Unistar (the "Unistar Common Stock") for the Executone Preferred Stock pursuant to this Agreement and the distribution (the "Distribution") to the holders of Executone common stock (the "Executone Common Stock") of 85% of the outstanding shares of Unistar Common Stock.

      C. The Shareholders wish to continue to participate in the growth of Unistar, if any, following the Distribution, and Executone and Unistar believe that it is in the best interests of each company to permit the Shareholders to continue such participation.

      D. Executone, Unistar and the Shareholders have agreed to a share exchange whereby the Shareholders will exchange their shares of Executone Preferred Stock for shares of Unistar Common Stock and shares of Unistar's Cumulative Convertible Preferred Stock, Series A (the "Unistar Preferred Stock"), pursuant to the terms and conditions of this Agreement.

      4. The following definition is added in Article I of the Agreement:

            "Distribution Date" shall have the meaning set forth in Section 2.1(b).

      5. The definition of "Registration Statement" in Article I of the Agreement is deleted and the following is substituted therefor:

            "Registration Statement" means the Registration Statement with respect to the Unistar Common Stock that will be distributed in the Distribution.

      6. The heading title of Article II and Section 2.1 of Article II of the Agreement are deleted and the following is substituted therefor:

                                   ARTICLE II

                                   SEPARATION

            2.1.  Mechanics of Separation.

                  (a) Executone agrees to consummate the Distribution in accordance with the terms and subject to the conditions set forth in the Reorganization Agreement between Executone and Unistar, a draft of which is attached as Exhibit B hereto.

                  (b) The  Distribution  will take the form of a distribution to the holders of Executone Common Stock of shares of Unistar Common Stock not delivered to the Shareholders pursuant to the Agreement, which shares shall constitute 85% of the outstanding shares of Unistar Common Stock as of the date of consummation of the Distribution (the "Distribution Date").

      7. In the first line of Section 2.2 of Article II of the Agreement, the words "Rights Offering" are deleted and the word "Distribution" is substituted therefor.

      8. In the first sentence of Section 3.1(a) of Article III of the Agreement, in subsection (i) the words "date of closing (the "Separation Date") of the Rights Offering" are deleted and the words "Distribution Date" are substituted therefor and the words "exclusive of any shares acquired by the Shareholders pursuant to the Standby Agreement," are deleted; and in subsection
(ii) the words "Series A" are deleted.

      9. The existing paragraph under Section 3.2 of Article III of the Agreement shall become Section 3.2(a) and, in the third line of Section 3.2(a) of Article III of the Agreement, the words "Rights Offering" are deleted and the word "Distribution" is substituted therefor.

      10.  The  following  new  Section  3.2(b) is added to  Article  III of the
Agreement:

                  (b) Cooper Life Sciences, Inc. and 10-26 S. William St. Associates will receive a total of $125,000 concurrent with their signing of the Agreement, to be allocated on a pro-rata basis consistent with their respective percentage ownership interests in the Executone Preferred Stock, in settlement of all claims against Executone or Unistar of any kind, regardless of basis, arising on or prior to the Distribution Date.

      11. In the second sentence of Section 4.1(b) of Article IV of the Agreement, the words "to the Rights Offering" are deleted and the words "the Distribution" are substituted therefor; and the words "exclusive of any shares acquired pursuant to the Standby Agreement," are deleted.

      12. In the third line of Section 4.1(c) of Article IV of the Agreement, the words "Rights Offering" are deleted and the word "Distribution" is substituted therefor.

      13. In the third line of Section 4.2(b) of Article IV of the Agreement, the words "Rights Offering" are deleted and the word "Distribution" is substituted therefor.

      14. In the first line of Section 5.2 of Article V of the Agreement, the words "Rights Offering" are deleted and the word "Distribution" is substituted therefor.

      15. In the fifth and twelfth lines of Section 5.3(b) of Article V of the Agreement, the words "Executone Common Stock and" are deleted.

      16. In the third line of Section 5.5 of Article V of the Agreement, the name "Watertone, L.P." is deleted and the name "Watertone Holdings, L.P." is substituted therefor.

      17. Section 5.6 of Article V of the Agreement is deleted and the following new Section 5.6 is substituted therefor:

            5.6.  Capital Contribution.

            At the Closing  Date,  in addition  to the  funding  provided  under
      Section 5.5 hereof, Executone will provide Unistar with $3.0 million in cash, plus an additional amount in cash based upon when the Distribution is consummated as follows:

   Distribution Consummated    Cash Payable by
   By:                         Executone
   ------------------------    ---------------
   March 31, 1999              $2.5 million
   April 30, 1999              $2.0 million
   May 31, 1999                $1.5 million
   June 30, 1999               $1.0 million

            If the distribution is consummated after June 30, 1999, then the additional amount of cash shall be $500,000, provided that the Agreement is not terminated prior thereto. At the Closing Date, Executone also will assume responsibility for, and pay when due, expenses incurred by Unistar but not yet paid, provided, however, that the maximum of such expenses shall not exceed $500,000 based on Executone's undertaking to keep current on Unistar's liabilities.

      18. In the first line of Section 5.7 of Article V of the Agreement, the word "Separation" is deleted and the word "Distribution" is substituted therefor; and in the fourth line of Section 5.7, the words "reasonably exercised" are deleted.

      19. In the third line of the first paragraph of Section 5.8 of Article V of the Agreement, the word "Separation" is deleted and the word "Distribution" is substituted therefor.

      20. The following language is deleted from the end of the first sentence of Section 5.8(a) of Article V of the Agreement:

            ", provided that the Employees must pledge, in addition to shares of Executone capital stock pledged under the Plan as of the Separation Date (the "Pledged Executone Stock"), any equity interest in Unistar held by them as a result of the exercise of Rights attributable to the Pledged Executone Stock to secure any loan guaranteed by Executone"

      21. In the second and fifth lines of Section 5.8(b) of Article V of the Agreement, the word "Separation" is deleted and the word "Distribution" is substituted therefor.

      22. In the signature block for Watertone, L.P., the name "Watertone, L.P." is deleted and the name "Watertone Holdings, L.P." is substituted therefor, and the zip code 10019 is deleted and the zip code 10038 is substituted therefor.

      23. All of the remaining terms and conditions of the Agreement shall remain in full force and effect:

      IN WITNESS WHEREOF, the undersigned hereby agree to this amendment of the Agreement as of this 22nd day of December, 1998.

                       EXECUTONE INFORMATION SYSTEMS, INC.


                              By:   /s/ Stanley J. Kabala
                                   ------------------------------------
                              Name:    Stanley J. Kabala
                              Title:   President and Chief Executive Officer
                              Date:    December 22nd, 1998
                              Address: 478 Wheelers Farms Road
                                       Milford, Connecticut 06460


                              eLOTTERY, INC.


                              By:   /s/ Michael W. Yacenda
                                   ---------------------------------
                              Name:    Michael W. Yacenda
                              Title:   President and Chief Executive Officer
                              Date:    December 22nd, 1998
                              Address: 478 Wheelers Farms Road
                                       Milford, Connecticut 06460

                              WATERTONE HOLDINGS, L.P.


                              By:   /s/ Robert A. Berman
                                   --------------------------------------
                              Name:    Robert A. Berman
                              Title:   Managing Director
                              Date:    December 22nd, 1998
                              Address: 730 Fifth Avenue
                                       New York, New York 10038

                           COOPER LIFE SCIENCES, INC.


                              By:   /s/ Steven Rosenberg
                                   --------------------------------
                              Name:     Steven Rosenberg
                              Title:
                              Date:     December 22nd, 1998
                              Address:  160 Broadway
                                        New York, New York 10038




                              By:   /s/ John C. Shaw
                                  -----------------------------
                              Name:     John C. Shaw
                              Date:     December 22nd, 1998
                              Address:  8 Indian Drive
                                        Old Greenwich, CT  06870



                              By:   /s/ Richard Bartlett
                                  ----------------------------------
                              Name:     Richard Bartlett
                              Date:     December 22nd, 1998
                              Address:  15 West 81st Street
                                        New York, New York



                              By:   /s/ Jerry M. Seslowe
                                  -----------------------------------
                              Name:      Jerry M. Seslowe
                              Date:      December 22nd, 1998
                              Address:   2 Chanticlare Drive
                                         Mannasset, NY  11030


                              10-26 S. WILLIAM ST. ASSOCIATES


                              By:   /s/ Steven Rosenberg
                                  ----------------------------------
                              Name:  Steven Rosenberg
                              Title:
                              Date: December 22nd, 1998
                              Address:

                              By:   /s/ Louis K. Adler
                                   ---------------------------------
                              Name:  Louis K. Adler
                              Date: December 22nd, 1998
                              Address:

                          RESOURCE HOLDINGS ASSOCIATES



                              By:   /s/ Jerry M. Seslowe
                                  -----------------------------------
                              Name:     Jerry M. Seslowe
                              Title:    Managing Director
                              Date:     December 22nd, 1998
                              Address:  520 Madison Avenue, 40th Floor
                                        New York, New York  10022